SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

March 19, 2003,
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-11455	91-1603837

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street
Suite 400
Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Item 5. Other Events

     Shurgard Storage Centers, Inc. (the “Company”) is filing this Current Report on Form 8-K in connection with the issuance of $200,000,000 principal amount of its 5.875% notes due 2013 under the Company’s shelf registration statements on Form S-3, effective August 24, 2001 (File No. 333-54392) and November 8, 2002 (File No. 333-100165) (together, the “Registration Statement”). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are included in the Registration Statement.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 19, 2003, between Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the underwriters, and the Company.

4.1	Form of Note for 5.875% Notes due 2013

5.1	Opinion of Perkins Coie LLP as to the validity of securities

8.1	Opinion of Perkins Coie LLP as to tax matters

23.1	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHURGARD STORAGE CENTERS, INC.
Dated: March 20, 2003
	By	/s/ Christine M. McKay

Christine M. McKay, Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 19, 2003, between Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the underwriters, and the Company.

4.1	Form of Note for 5.875% Notes due 2013

5.1	Opinion of Perkins Coie LLP as to the validity of securities

8.1	Opinion of Perkins Coie LLP as to tax matters

23.1	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)